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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                      -----------------------------
                                FORM 8-K/A

                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of report (Date of earliest event reported) July 31, 1995

                      -----------------------------


                       TOP AIR MANUFACTURING, INC.
                           AN IOWA CORPORATION


    0-10571                                             42-1155462
-------------------                          ---------------------------------
Commission File Number                       I.R.S. Employer Identification No.

                             406 HIGHWAY 20
                        PARKERSBURG, IOWA 50665

             Registrant's telephone number: (319) 346-1788


                      -----------------------------




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      ITEM 5.  OTHER EVENTS.

      As previously reported on Form 8-K filed July 5, 1995, Top Air Manufacturing, Inc. ("Top Air" or "Registrant") acquired on June 26, 1995, substantially all assets of Clay Equipment Corporation ("Clay Equipment") and assumed certain liabilities of Clay Equipment related to the business of Clay Equipment in exchange for 837,666 shares of the Top Air's no par value common stock (the "Transaction").

      The unaudited pro forma financial information which follows updates the pro forma financial information contained in Top Air's registration statement on Form S-4 (Reg. No. 33-59211) filed in connection with the Transaction. Such pro forma financial information consists of (1) the unaudited pro forma condensed balance sheet of Top Air and Clay Equipment as of May 31, 1995, presented as if the Transaction (and related issuance of Top Air Common Stock) had been consummated at such date, and (2) the unaudited pro forma condensed statements of income of Top Air and Clay Equipment for the fiscal year ended
May 31, 1995, presented as if the Transaction (and related issuance of Top Air Common Stock) had been consummated on June 1, 1994. The pro forma adjustments do not reflect any operating efficiencies and cost savings which Top Air believes are achievable or the cost of achieving any such operating efficiencies and cost savings.

      The unaudited pro forma financial information presented below has been prepared using the purchase method of accounting, whereby the total cost of the acquisition of the business, assets and operations of Clay Equipment is allocated to the tangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of the Transaction.


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
TOP AIR MANUFACTURING, INC.
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

MAY 31, 1995

                                                                            CLAY                                    AS
   ASSETS                                                TOP AIR          EQUIPMENT       ADJUSTMENTS            ADJUSTED
-----------------------------------------------------------------------------------------------------------------------------
   Current Assets

            Cash                                       $   414,748       $       213       $      -            $   414,961

            Receivables                                  1,276,544           374,175              -              1,650,719

            Condemnation award receivable                     -                 -               65,750   <F3>

                                                                                               565,750   <F1>      631,500

            Inventories                                  1,553,830           850,919         1,283,156   <F1>    3,687,905

            Other                                           96,649           101,433              -                198,082
                                                      -----------------------------------------------------------------------
                                TOTAL CURRENT ASSETS     3,341,771         1,326,740         1,914,656           6,583,167

   Long Term Receivables                                    54,711           134,621              -                189,332

   Property and Equipment, less
            accumulated depreciation                       778,706           305,059          (305,059)  <F1>      778,706

   Intangibles and Other Assets                             73,734           665,569          (665,569)  <F1>       73,734
                                                      -----------------------------------------------------------------------
                                                       $ 4,248,922       $ 2,431,989       $   944,028         $ 7,624,939
                                                      =======================================================================

   LIABILITIES AND STOCKHOLDER'S EQUITY
   Current Liabilities

            Current maturities of debt                 $    69,385       $ 3,075,805       $(1,402,480)  <F3>  $ 1,742,710

            Accounts payable and accrued expenses          955,870         1,102,070          (312,414)  <F3>    1,745,526
                                                      -----------------------------------------------------------------------
                           TOTAL CURRENT LIABILITIES     1,025,255         4,177,875        (1,714,894)          3,488,236
                                                      -----------------------------------------------------------------------

   Long-Term Debt                                          270,207              -                 -                270,207
                                                      -----------------------------------------------------------------------
   Deferred Income Tax                                      79,000              -                 -                 79,000
                                                      -----------------------------------------------------------------------
   Excess of Net Assets Acquired Over Cost                    -                 -              284,786   <F1>      284,786
                                                      -----------------------------------------------------------------------
   ESOP Debt Commitment                                       -            1,723,871        (1,723,871)  <F2>         -
                                                      -----------------------------------------------------------------------
   Stockholders' Equity
            Common Stock                                   198,402           513,050            46,875   <F1>

                                                                                              (513,050)  <F2>

                                                                                                 5,479   <F3>      250,756

            Additional paid-in capital                     840,877         1,743,605           515,625   <F1>

                                                                                            (1,743,605)  <F2>

                                                                                                60,271   <F3>    1,416,773

            Retained earnings (deficit)                  1,835,181        (4,002,541)        4,002,541   <F2>    1,835,181
                                                      -----------------------------------------------------------------------
                                                         2,874,460        (1,745,886)        2,374,136           3,502,710

            Less employee stock ownership
                    plan debt guarantee                       -           (1,723,871)        1,723,871   <F2>         -
                                                      -----------------------------------------------------------------------
                                                         2,874,460        (3,469,757)        4,098,007           3,502,710
                                                      -----------------------------------------------------------------------
                                                       $ 4,248,922       $ 2,431,989       $   944,028         $ 7,624,939
                                                      =======================================================================

See Notes to Unaudited Pro Forma Balance Sheet.

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TOP AIR MANUFACTURING, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
------------------------------------------------------------------------------

     <F1>   To record allocation of purchase price to Clay Equipment assets acquired, including the excess of net assets over cost, and issuance of 750,000 shares of Top Air common stock, at the average of bid and asked price at May 31, 1995.

     <F2>   To eliminate the Clay liabilities not assumed by Top Air and Clay
            Equipment's ESOP debt guarantee, common stock, additional paid in capital and retained deficit.

     <F3>   To record additional Top Air common stock issued for condemnation proceeds in excess of $500,000, as required by the purchase agreement.


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
TOP AIR MANUFACTURING, INC.
PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)

YEAR ENDED MAY 31, 1995

                                                                            CLAY                                    AS
                                                         TOP AIR          EQUIPMENT       ADJUSTMENTS            ADJUSTED
------------------------------------------------------------------------------------------------------------------------------
   Net sales                                          $  6,215,866      $  6,508,229      $            -       $ 12,724,095

   Cost of goods sold                                    4,042,058         5,071,522           241,268   <F1>

                                                                                              (122,173)  <F4>     9,232,675
                                                   ---------------------------------------------------------------------------
                    GROSS PROFIT                         2,173,808         1,436,707          (119,095)           3,491,420
                                                   ---------------------------------------------------------------------------


   Operating expenses:

         Selling                                           869,373         1,385,738                   -          2,255,111

         Other                                             604,555         1,636,153           (28,479)  <F2>

                                                                                               (48,080)  <F3>

                                                                                              (184,850)  <F5>     1,979,299
                                                   ---------------------------------------------------------------------------
                                                         1,473,928         3,021,891          (261,409)           4,234,410
                                                   ---------------------------------------------------------------------------
         OPERATING INCOME (LOSS)                           699,880        (1,585,184)          142,314             (742,990)
                                                   ---------------------------------------------------------------------------


   Financial income (expense):


         Interest income                                     8,281            50,050                   -             58,331

         Interest expense                                 (100,584)         (313,663)          146,042   <F6>      (268,205)
                                                   ---------------------------------------------------------------------------
                                                           (92,303)         (263,613)          146,042             (209,874)
                                                   ---------------------------------------------------------------------------

                    INCOME (LOSS) BEFORE
                     INCOME TAXES                          607,577        (1,848,797)          288,356             (952,864)


   Federal and state income taxes                          236,565             3,561          (616,507)  <F7>      (376,381)
                                                   ---------------------------------------------------------------------------
                    NET INCOME (LOSS)                 $    371,012      $ (1,852,358)     $    904,863         $   (576,483)
                                                   ===========================================================================


   Income (loss) per common share                                                                              $      (0.14)
                                                                                                            ==================

   Weighted average number of shares outstanding                                                                  4,041,951
                                                                                                            ==================

   See Notes to Unaudited Pro Forma Statements of Income.


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TOP AIR MANUFACTURING, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF INCOME
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  <F1>   To record adjustment to account for Clay inventories on the lower of cost (first-in, first-out method) or market.

  <F2>   To amortize excess of assets acquired over cost over a 10 year period using the straight-line method.

  <F3>   To eliminate amortization of Clay Equipment goodwill.

  <F4>   To eliminate depreciation on Clay Equipment property and equipment.

  <F5>   To eliminate Clay Equipment ESOP contribution.

  <F6>   To eliminate interest expense on Clay Equipment liabilities not assumed.

  <F7>   To adjust for the income tax effects of the combination.




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                                SIGNATURE
                                ---------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 28, 1996

                                TOP AIR MANUFACTURING, INC.



                                By:  /s/ Steven R. Lind
                                     ----------------------------------------
                                      Steven R. Lind
                                      President and Chief Executive Officer


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